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                                                                   EXHIBIT 10.37

                          PLEDGE AND SECURITY AGREEMENT
                             (MEMBERSHIP INTERESTS)

          PLEDGE AND SECURITY AGREEMENT ("PLEDGE AGREEMENT"), dated as of May 13, 2002, made by NUSSBAUM CENTENNIAL PARTNERS, L.P., a Texas limited partnership (the "PLEDGOR") in favor of MACK-CALI PROPERTY TRUST, a Maryland business trust (together with its successors and assigns the "MEZZANINE LENDER").

                               W I T N E S S E T H

          WHEREAS, John Hancock Life Insurance Company as lender ("SENIOR LENDER") is making 3 loans in the aggregate principal amount of $27,200,000 (the "SENIOR LOAN") evidenced by 3 Promissory Notes dated as of the date hereof (collectively, the "SENIOR NOTE"), made by Brookview Partners, L.P., a Texas limited partnership (the "PROPERTY OWNER"), which Senior Note is secured by, among other things, the Mortgage Loan Documents (as such term is defined in the Mezzanine Loan Agreement);

          WHEREAS, pursuant to that certain Mezzanine Loan Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time the "MEZZANINE LOAN AGREEMENT"), by and between the Pledgor, ASHWOOD AMERICAN PARTNERS MC DALLAS, L.P., a Texas limited partnership and Mezzanine Lender, Mezzanine Lender has agreed to make a loan in the aggregate principal amount of FIVE MILLION AND 00/100 DOLLARS ($5,000,000) (the "MEZZANINE LOAN") to Mezzanine Borrower upon the terms and subject to the conditions set forth therein, evidenced by the Promissory Note executed by Mezzanine Borrower thereunder (the "NOTE") and secured by this Pledge Agreement and the other Mezzanine Loan Documents (as such term is defined in the Mezzanine Loan Agreement);

          WHEREAS, it is a condition precedent to the obligation of Mezzanine Lender to make the Mezzanine Loan that Pledgor shall have executed and delivered this Pledge Agreement to Mezzanine Lender; and

          WHEREAS, Pledgor is the legal and beneficial owner of 50% of the membership interests in Brookview Associates, LLC, a Texas limited liability company which is the sole general partner of Property Owner ("COMPANY").

          NOW, THEREFORE, in consideration of the premises and to induce Mezzanine Lender to make the Mezzanine Loan, Pledgor hereby agrees with Mezzanine Lender as follows:

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     1.   DEFINED TERMS. Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the Mezzanine Loan Agreement. As used herein the following terms shall have the following meanings:

          "CERTIFICATE OF FORMATION": means the certificate of formation of Company filed on May 2, 2002 with the Secretary of State of Texas.

          "CODE": shall have the meaning given to the term "UCC" in the Mezzanine Loan Agreement.

          "COMPANY": as defined in the Recitals of this Agreement.

          "MEZZANINE BORROWER": as defined in the Recitals of this Agreement.

          "MEZZANINE LENDER": as defined in the first paragraph hereto.

          "MEZZANINE LOAN": as defined in the Recitals of this Agreement.

          "MEZZANINE LOAN AGREEMENT": as defined in the Recitals of this Agreement.

          "NOTE": as defined in the Recitals of this Agreement.

          "OBLIGATIONS": means the unpaid principal of and interest and additional interest on the Note and all other obligations and liabilities of Mezzanine Borrower to Mezzanine Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Mezzanine Loan Agreement, the Note, this Pledge Agreement and any other Mezzanine Loan Document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, additional interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of outside counsel to Mezzanine Lender) or otherwise.

          "OPERATING AGREEMENT": means the Limited Liability Company Agreement of Company dated as of May 2, 2002.

          "PERMITTED DISTRIBUTIONS": as defined in Paragraph 4(a) herein.

          "PLEDGE AGREEMENT": means this Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "PLEDGE COLLATERAL": means the Pledged Interests and all Proceeds.

          "PLEDGED INTERESTS": means the Pledged Membership Interests, together with all interest certificates, options or rights of any nature whatsoever which may be issued or granted by Company to the Pledgor while this Pledge Agreement is in effect.

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          "PLEDGED MEMBERSHIP INTERESTS": means the membership interests of
Pledgor in Company listed on SCHEDULE 1 hereto, together with all membership interest certificates, shares, claims, powers, privileges, benefits, remedies, options or rights of any nature whatsoever which may currently exist or be issued or granted by Company to Pledgor with respect to or on account of such membership interests while this Agreement is in effect.

          "PLEDGOR": as defined in the first paragraph hereto.

          "PROCEEDS": means (i) Pledgor's share, right, title and interest in and to all distributions, monies, fees, payments, compensations and proceeds now or hereafter becoming due and payable to Pledgor by Company whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-102(64) of the Code; (ii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of Pledgor relating to the foregoing; and (iii) all cash or non-cash proceeds of any of the foregoing; PROVIDED, HOWEVER, that in no event shall Permitted Distributions be deemed included in this definition.

          "PROPERTY OWNER": as defined in the Recitals of this Agreement.

          "SENIOR LENDER": as defined in the Recitals of this Agreement.

          "SENIOR LOAN": as defined in the Recitals of this Agreement.

          "SENIOR NOTE": as defined in the Recitals of this Agreement.

     2. PLEDGE; GRANT OF SECURITY INTEREST. Pledgor hereby pledges and grants to Mezzanine Lender a first priority continuing security interest in the Pledged Interests and other Pledge Collateral, as security for the complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Company has evidenced its acknowledgment and consent to the pledge and grant given hereby, by the execution and delivery of the Acknowledgment and Consent attached hereto as EXHIBIT A.

     3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as of the date hereof as follows:

     (a) no consent which has not been obtained of any Person (including, without limitation, any owner or creditor of Pledgor or Company) is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

     (b) all of the Pledged Membership Interests have been duly and validly issued and are fully paid and nonassessable;

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     (c) the membership interests listed on SCHEDULE 1 hereto constitute all the issued and outstanding limited liability company membership interests in Company. SCHEDULE 1 sets forth a complete and accurate list of all the interests of all of the members of Company;

     (d) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Membership Interests, in each case free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Agreement;

     (e) upon the filing of all required UCC financing statements referred to in
     Section 10, the lien granted pursuant to this Pledge Agreement in the Pledged Membership Interests and other Pledge Collateral will constitute a valid, perfected first priority security interest in the Pledged Membership Interests and Pledge Collateral, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any Pledged Membership Interests or other Pledge Collateral from Pledgor, subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to general equitable principles;

     (f) Pledgor is duly organized and validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

     (g) Pledgor has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of Pledgor, enforceable in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to general equitable principles;

     (h) Pledgor has not received any written notice of material default which is still outstanding under any agreement or instrument to which it is a party or by which it or Company may be bound which alleges a default that would have a materially adverse effect on its business, assets, property or financial or other condition, except for such matters in respect of the Property as to which Mezzanine Lender's Affiliate has given the Property Owner or its Affiliate written notice. Pledgor is not in material default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which it or Company may be bound or affected, which alleges a default that would have a materially adverse effect on its business, assets, property or financial or other condition;

     (i) neither the execution and delivery of this Pledge Agreement nor the compliance by Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would

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     constitute, on the part of Pledgor, a violation of or conflict with, or result in any material breach of, or material default under, the terms, conditions or provisions of, or require any consent, permit, approval, authorization, declaration or filing which has not been made or obtained under or pursuant to, any statute, law, judgment, decree, order, rule or regulation applicable to Pledgor, the organizational and charter documents of Pledgor, or any other agreement or instrument to which Pledgor is a party or by which Pledgor or Company is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of Pledgor, in each case which could have a materially adverse effect on its business, assets, property or financial or other condition;

     (j) there are no judgments presently outstanding and unsatisfied against Pledgor or Company, and neither Pledgor nor Company is a party to or the subject of any actions or suits or proceedings in equity or by any governmental authorities, and no such litigation or proceeding has been threatened in writing against any Pledgor or against Company, and nor has Pledgor received written notice that any investigation in contemplation of such litigation or proceeding has begun or is pending; and

     (k) the exact legal name of Pledgor is as set forth on page one hereof; the state of formation of Pledgor is as set forth on page one hereof; and the principal place of business of Pledgor is 14755 Preston Road, Dallas, Texas 75254.

     4. COVENANTS. Pledgor covenants and agrees with Mezzanine Lender that, from and after the date of this Pledge Agreement and until the Obligations are paid in full:

     (a) If Pledgor shall, as a result of its ownership of the Pledged Interests, become entitled to receive or shall receive any equity or other ownership interest, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Interests, or otherwise in respect thereof, Pledgor shall accept the same as Mezzanine Lender's agent, hold the same in trust for Mezzanine Lender and deliver the same forthwith to Mezzanine Lender in the exact form received, duly endorsed by Pledgor to Mezzanine Lender, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Mezzanine Lender so requests, signature guaranteed, to be held by Mezzanine Lender hereunder as additional Pledge Collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Interests upon the liquidation or dissolution of Company shall be paid over to Mezzanine Lender to be applied against the Obligations in such order and priority as may be determined by Mezzanine Lender (and otherwise subject to the terms of the Mezzanine Loan Agreement), and in case any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be

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     distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of Company or pursuant to the reorganization of Company, the property so distributed shall be delivered to Mezzanine Lender to be held by it, subject to the terms hereof, as additional Pledge Collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Interests shall be received by Pledgor, then Pledgor shall, until such money or property is paid or delivered to Mezzanine Lender, hold such money or property in trust for Mezzanine Lender, segregated from other funds of Pledgor as additional Pledge Collateral security for the Obligations. Notwithstanding anything in this Pledge Agreement to the contrary, as long as no Event of Default shall have occurred and be continuing, Mezzanine Borrower shall be permitted to make cash distributions (collectively, "PERMITTED DISTRIBUTIONS") permitted by the Mezzanine Loan Agreement.

     (b) Without the prior written consent of Mezzanine Lender and except for the Permitted Transfers under the Mezzanine Loan Agreement, Pledgor will not, directly or indirectly (i) vote to enable, or take any other affirmative action to permit, Company to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of Company, or (ii) Transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledge Collateral, or (iii) affirmatively create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledge Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement. Pledgor will defend the right, title and interest of Mezzanine Lender in and to the Pledge Collateral against the claims and demands of all Persons whomsoever.

     (c) At any time and from time to time, upon the written request of Mezzanine Lender, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Mezzanine Lender may reasonably request for the purposes of obtaining, maintaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledge Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Mezzanine Lender, duly endorsed in a manner satisfactory to Mezzanine Lender, to be held as Pledge Collateral pursuant to this Pledge Agreement.

     (d) Pledgor agrees to pay, and to indemnify and save Mezzanine Lender harmless from, any and all losses, costs and liabilities (including, without limitation, attorneys' fees and costs) with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or

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     determined to be payable with respect to any of the Pledge Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

     (e) Pledgor shall not (and Mezzanine Lender does not authorize Pledgor to) make any sales, leases or licenses of any of the Pledge Collateral or grant any other security interest in any of the Pledge Collateral.

     (f) Pledgor shall not be permitted to amend the Operating Agreement or the Certificate of Formation of Pledgor or the Company except as otherwise set forth in Section 6.1(a) of the Mezzanine Loan Agreement.

     (g) Pledgor shall perform all of its obligations under the Operating Agreement in all material respects.

     5. CASH DIVIDENDS; VOTING RIGHTS. (a) Unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to exercise all voting rights with respect to the Pledged Interests, PROVIDED, HOWEVER, that no vote shall be cast or other action taken which would result in a material violation of any provision of this Pledge Agreement or the Mortgage Loan Documents.

      (b) Unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to receive and use (including making distribution of) Permitted Distributions. Any and all cash dividends or distributions received by Pledgor after Mezzanine Lender delivers to Pledgor written notice of an Event of Default, shall be held in trust for Mezzanine Lender as provided herein and, unless Mezzanine Lender shall otherwise agree in writing, shall be paid to Mezzanine Lender for application to the Obligations within one (1) Business Day after receipt of such written notice by Pledgor.

     6. RIGHTS OF MEZZANINE LENDER. (a) If an Event of Default shall occur and be continuing, Mezzanine Lender shall have the right to receive any and all distributions of property and any and all amounts paid in respect of the Pledged Interests, in each case, from and after the occurrence of such Event of Default, and make application thereof to the Obligations, in such order as Mezzanine Lender, in its sole discretion, may elect. If an Event of Default shall occur and be continuing, then all such Pledged Interests at Mezzanine Lender's option shall be registered in the name of Mezzanine Lender or its nominee, and Mezzanine Lender or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Pledged Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Company, or upon the exercise by Pledgor or Mezzanine Lender of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon

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such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Mezzanine Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (b) The rights of Mezzanine Lender hereunder shall not be conditioned or contingent upon the pursuit by Mezzanine Lender of any right or remedy against Company or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other Pledge Collateral security therefor, guarantee thereof or right of offset with respect thereto. Mezzanine Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Pledge Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Pledge Collateral upon the request of Company or any other Person or to take any other action whatsoever with regard to the Pledge Collateral or any part thereof. Pledgor waives any right it may have to require Mezzanine Lender to pursue any third party for any of the Obligations.

     7. REMEDIES. If an Event of Default shall occur and be continuing, Mezzanine Lender may exercise, in addition to all other rights and remedies granted in this Pledge Agreement, the other Mezzanine Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Mezzanine Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by the Mezzanine Loan Agreement or applicable law or referred to herein) to or upon Pledgor, Company or any other Person (all and each of which demands, presentments, protests, advertisements or notices or other defenses, are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledge Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledge Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Mezzanine Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Mezzanine Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledge Collateral so sold, free of any right or equity of redemption in Company, which right or equity is hereby waived or released. Mezzanine Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Pledge Collateral or in any way relating to the Pledge Collateral or the rights of Mezzanine Lender hereunder, including, without limitation, reasonable attorneys' fees and costs, to the payment in

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whole or in part of the Obligations, in such order as Mezzanine Lender may elect, and only after such application and after the payment by Mezzanine Lender of any other amount required by any provision of applicable law, including, without limitation, the Code, need Mezzanine Lender account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Mezzanine Lender arising out of the exercise by Mezzanine Lender of any of its rights hereunder, except for any claims, damages and demands it may have against Mezzanine Lender arising from the gross negligence or willful misconduct of Mezzanine Lender. Notice of a proposed sale or other disposition of Pledge Collateral shall be deemed to be a reasonable notification if given at least ten (10) days before such sale or other disposition. Mezzanine Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Pledge Collateral are insufficient to pay the Obligations and the reasonable fees and costs of any attorneys employed by Mezzanine Lender to enforce its rights and remedies hereunder. Mezzanine Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Pledge Collateral and compliance therewith will not be considered adversely to affect the commercial reasonableness of any sale of the Pledge Collateral. Mezzanine Lender may sell the Pledge Collateral without giving any warranties as to the Pledge Collateral. Mezzanine Lender may specifically disclaim any warranties of title or the like, and such disclaimer shall not be deemed adversely to affect the commercial reasonableness of any sale of the Pledge Collateral. If Mezzanine Lender sells any of the Pledge Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser received by Pledgor and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Pledge Collateral, Mezzanine Lender may recall the Pledge Collateral and Pledgor shall be credited with the proceeds of any resale thereof following payment by the new purchaser. In the event Mezzanine Lender purchases any of the Pledge Collateral being sold, Mezzanine Lender may pay for the Pledge Collateral by crediting some or all of the Obligations.

     8. PRIVATE SALES. If an Event of Default shall have occurred and be continuing:

     (a) Company and Pledgor recognize that Mezzanine Lender may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Company and Pledgor acknowledge and agree that any such private sale may result in prices and other terms less favorable to Mezzanine Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Mezzanine Lender shall be under no obligation to delay a sale of any of the

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     Pledged Interests for the period of time necessary to permit Company to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Company would agree to do so.

     (b) If an Event of Default shall have occurred and be continuing, Pledgor further agrees to use reasonable efforts to do or cause to be done all such other acts as may be reasonably requested to make any sale or sales of all or any portion of the Pledged Interests pursuant to this paragraph 8 valid and binding and in compliance with any and all other applicable requirements of law. Pledgor further agrees that a breach of any of the covenants contained in this paragraph 8 will cause irreparable injury to Mezzanine Lender, that Mezzanine Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 8 shall be specifically enforceable against Pledgor, and to the maximum extent permitted by applicable law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred under the Mezzanine Loan Agreement.

     9. LIMITATION ON DUTIES REGARDING PLEDGE COLLATERAL. Pledgor has the risk of loss of the Pledge Collateral. Mezzanine Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Pledge Collateral in its possession shall be to deal with it in the same manner as Mezzanine Lender deals with similar securities and property for its own account. Neither Mezzanine Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledge Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledge Collateral upon the request of Pledgor or otherwise.

     10. UCC FINANCING STATEMENTS. Pledgor authorizes Mezzanine Lender from time to time to file UCC financing statements, continuation statements and any and all other financing statements necessary or desirable to evidence, perfect or continue the lien and security interest in the Pledge Collateral granted by Pledgor to Mezzanine Lender pursuant to this Pledge Agreement. Such filings shall be made in any and all jurisdictions required by Mezzanine Lender.

     11. CERTAIN UNDERSTANDINGS OF PARTIES; REGISTRATION OF PLEDGE; CONTROL OF PLEDGED PLEDGE COLLATERAL, ETC. (a) (i) The parties acknowledge and agree that the Pledged Membership Interests constitute "general intangibles" (as defined in Section 9-102 of the Code); and (ii) Pledgor therefore covenants and agrees that
(A) the Pledged Membership Interests are not and will not be traded, dealt in or traded on securities exchanges or securities markets, (B) the terms of the Pledged Membership Interests do not and will not provide that they are securities governed by the Code, and (C) the Pledged Membership Interests are not and will not be investment company securities within the meaning of Section 8-103 of the Code as in effect in any jurisdiction.

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     (b) REGISTRATION OF PLEDGE; CONTROL OF PLEDGE COLLATERAL. Notwithstanding
the foregoing, to better assure the perfection of the security interest of Mezzanine Lender in the Pledged Membership Interests, concurrently with the execution and delivery of this Agreement, Pledgor shall send written instructions in the form of EXHIBIT B hereto to each issuer thereof (the "ISSUER"), and shall cause the Issuer to, and the Issuer shall, deliver to Mezzanine Lender the Confirmation Statement and Instruction Agreement in the form of EXHIBIT C hereto pursuant to which the Issuer will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Mezzanine Lender in respect of the Pledged Membership Interests without further consent of Pledgor or any other Person. Notwithstanding anything in this paragraph neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Mezzanine Lender to give instructions with respect to the Pledge Collateral beyond such rights set forth in this Agreement. From time to time, Pledgor shall promptly provide replacement written instructions in the form of EXHIBIT B hereto to each Issuer and shall cause the Issuer to, and the Issuer shall, deliver to Mezzanine Lender the Confirmation Statement and Instruction Agreement in the form of EXHIBIT C to each assignee or Pledge Collateral assignee of Mezzanine Lender, as reasonably requested by Mezzanine Lender.

     12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies and powers herein contained with respect to the Pledge Collateral are irrevocable and coupled with an interest.

     13. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     15. NO WAIVER; CUMULATIVE REMEDIES. Mezzanine Lender shall not by any act (except by a written instrument pursuant to paragraph 16 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof or granted any right of indulgence or any right of delay. No failure to exercise, nor any delay in exercising, on the part of Mezzanine Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Mezzanine Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Mezzanine Lender would otherwise have on any future occasion. The rights and remedies herein provided

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are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     16. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW; VENUE. This Pledge Agreement shall be binding upon the respective successors and assigns of Pledgor and all Persons who become bound as a debtor (within the meaning of the Code) to this Pledge Agreement and shall inure to the benefit of Mezzanine Lender, its successors and assigns. The rights of Mezzanine Lender under this Pledge Agreement shall automatically be transferred to any transferee to which Mezzanine Lender transfers the Note and Mezzanine Loan Agreement pursuant to the terms thereof. The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the Indebtedness and the legality of the interest rate and other charges shall be construed and enforced in accordance with the internal laws of the State of New Jersey (without regard to conflict of laws principles) except to the extent that the Code requires the application of the law of another jurisdiction with respect to the perfection, priority or enforcement of the security interest granted hereby. Pledgor agrees to submit to non-exclusive personal jurisdiction in Essex County, in the State of New Jersey and in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, Pledgor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Pledgor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in the State of New Jersey and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Pledgor by registered or certified mail to or by personal service at the last known address of Pledgor, whether such address be within or without the jurisdiction of any such court.

     17. EXECUTIVE OFFICES. Pledgor shall not change (i) its limited partnership existence whether by merger, consolidation or otherwise, or (ii) its name, in any case, unless it shall have given Mezzanine Lender at least thirty
(30) days prior written notice thereof. Under no circumstances shall Pledgor change its state of formation.

     18. NOTICES. Notices by Mezzanine Lender to Company or Pledgor to be effective shall be given in accordance with the provisions of the Mezzanine Loan Agreement, and if given to Company shall be addressed to the address set forth in the Acknowledgment and Consent attached hereto.

     19. IRREVOCABLE AUTHORIZATION AND INSTRUCTION. Pledgor hereby authorizes and instructs Company and any servicer to comply with any instruction received by it from Mezzanine Lender in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Company shall be fully protected in so complying.

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     20.  SPECIAL PURPOSE ENTITY. Mezzanine Borrower hereby represents and warrants to and covenants and agrees with Mezzanine Lender that it shall observe and perform with respect to itself all of the representations, warranties and covenants with respect to Mezzanine Borrower set forth in Sections 5.1(o) and
6.1 of the Mezzanine Loan Agreement, all with the same force and effect as if fully set forth herein.

     21. NO ORAL CHANGE; ENTIRE UNDERSTANDING. This Agreement may be modified, amended or changed only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by Mezzanine Lender and if so given by Mezzanine Lender shall be effective only in the specific instance in which given. Mezzanine Lender acknowledges that this Pledge Agreement, the Note, and the other Mezzanine Loan Documents set forth the entire agreement and understanding of Mezzanine Lender and Mezzanine Borrower with respect to the Mezzanine Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the Mezzanine Loan, other than those set forth in this Pledge Agreement, the Note, and the other Mezzanine Loan Documents.

     22. NON-RECOURSE. The obligations of Mezzanine Borrower under this Agreement, and the rights of Mezzanine Lender against Mezzanine Borrower's constituents and other Persons, shall be limited by the provisions of Section
8.15 of the Mezzanine Loan Agreement, the provisions of which are incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                     PLEDGOR: NUSSBAUM CENTENNIAL PARTNERS, L.P.

                                     By: NUSSBAUM CENTENNIAL, L.L.C.,
                                                  its general partner

                                     By:  /s/ Steven H. Levin
                                          ---------------------------------
                                          Name: Steven H. Levin
                                          Title:

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